Exhibit 10.118

                              SECURITY AGREEMENT


            SECURITY AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of November 13, 1996, between Reading & Bates Drilling Co. (the "Borrower"), Reading & Bates Exploration Co., Reading & Bates Offshore, Limited, HRB Rig Corporation, Reading & Bates (A) Pty. Ltd. and Reading and Bates Borneo Drilling Co., Ltd. (collectively the "Subsidiary Guarantors" and, together with the Borrower, the "Assignors"), and Christiania Bank og Kreditkasse, New York Branch, as Collateral Agent (the "Collateral Agent"), for the benefit of the Banks, the Letter of Credit Issuer, and the Administrative Agent under, and as defined in, the Credit Agreement hereinafter referred to (such Banks, Letter of Credit Issuer and Administrative Agent are hereinafter called the "Secured Creditors"). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement shall be used herein as so defined.


                             W I T N E S S E T H :


            WHEREAS, Reading & Bates Corporation, the Borrower, the financial institutions from time to time party thereto, Banque Indosuez and Credit Lyonnais New York Branch, as Documentation Agents, and Christiania Bank og Kreditkasse, New York Branch, as Administrative Agent have entered into a Credit Agreement, dated as of November 13, 1996 (as modified, supplemented or amended from time to time, the "Credit Agreement"), providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein;

            WHEREAS, the Subsidiary Guarantors have executed the Subsidiary Guaranty and thereby guaranteed the obligations of the Borrower under the Credit Agreement and the other Credit Documents;

            WHEREAS, the Borrower desires to incur Loans and to have Letters of Credit issued for its account under the Credit Agreement;

            WHEREAS, Reading & Bates Drilling Co., an Oklahoma corporation, is the sole owner of the United States registered offshore drilling rigs Jack Bates (official No. 906283), Randolph Yost (official no. 601699), J.T. Angel (official no. 651645), and Roger W. Mowell (official no. 645360);

            WHEREAS, Reading & Bates Exploration Co., an Oklahoma corporation, is the sole owner of the United States registered offshore drilling rigs W.D. Kent (official no. 583169) and D.R. Stewart (official no. 626904);

            WHEREAS,  Reading   &   Bates  Offshore,   Limited,  an   Oklahoma
corporation, is the sole owner of the United States registered offshore drilling rigs F.G. McClintok (official no. 562059) and George H. Galloway (official no. 651646);

            WHEREAS, HRB Rig Corporation, an Oklahoma corporation, is the sole owner of the United States registered offshore drilling rig Harvey H. Ward (official no. 642693);

            WHEREAS, Reading & Bates Borneo Drilling Co., Ltd., an Oklahoma corporation, is the sole owner of the Panamanian registered offshore drilling rig Charley Graves (official no. 6618-76-CH);

            WHEREAS, Reading & Bates Drilling Co., an Oklahoma corporation, is the sole owner of the Panamanian registered offshore drilling rigs Rig 41 (provisional official no. 23630-PEXT-1) and J.W. McLean (official no. 25384-
PEXT);

            WHEREAS, Reading & Bates (A) Pty. Ltd., a company organized and existing under the laws of the State of Western Australia and the Commonwealth of Australia, is the sole owner of the Australian registered offshore drilling rig Ron Tappmeyer (official no. 855213) (all of the aforementioned vessels being herein collectively referred to as the "Rigs");

            WHEREAS, it is a condition precedent to the making of Loans and the issuance of Letters of Credit under the Credit Agreement and to the occurrence of the Effective Date that the Assignors shall have executed and delivered to the Collateral Agent this Agreement; and

            WHEREAS, the Assignors desire to execute this Agreement to satisfy the conditions described in the preceding paragraph;

            NOW, THEREFORE, in consideration of the benefits accruing to the Assignors, the receipt and sufficiency of which are hereby acknowledged, the Assignors hereby make the following representations and warranties to the Collateral Agent and hereby covenant and agree with the Collateral Agent as follows:

            SECTION 1.  Obligations Secured.

            1.01 Obligations Secured. The Agreement is made for the benefit of the Secured Creditors to secure (i) the full and prompt payment when due of
(x) the principal of and interest on the Notes issued, and Loans made, under the Credit Agreement, and all reimbursement obligations and Unpaid Drawings with respect to the Letters of Credit issued under the Credit Agreement and
(y) all other obligations and indebtedness (including, without limitation, indemnities, Fees and interest thereon) of the Borrower to the Secured Creditors, whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and the other Credit Documents and the due performance and compliance by the Borrower with all of the terms, conditions and agreements contained in the Credit Agreement and the other Credit Documents; (ii) any and all sums advanced by the Collateral Agent in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral; (iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of the Borrower referred to in clause (i) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of the Collateral Agent of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees of counsel to the Collateral Agent and court costs; and (iv) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 11 of this Agreement (all such obligations, liabilities, sums and expenses referred to in clauses (i) through (iv) above being collectively referred to as the "Obligations"). It is acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.


            SECTION 2.  ASSIGNMENT OF EARNINGS.

            2.01 The Assignors, as legal and beneficial owners, hereby assign, transfer and set over unto the Collateral Agent for the benefit of the Secured Creditors and their successors and assigns, and hereby grant the Collateral Agent a security interest in, all of their respective right, title and interest in and to (collectively, the "Earnings Collateral"): (i) the earnings of the Rigs from any source; (ii) all moneys or other compensation payable by reason of requisition of title or for hire or other compulsory acquisition of the Rigs; and (iii) all proceeds of the foregoing. As used herein, "earnings" in (i) means:

                  (a) all rent, charterhire and other moneys and rights and claims to moneys other than the local currency portion necessary to cover direct operating expenses relating to the relevant contract (the "Local Currency Portion");

                  (b) all the Assignor's right, title and interest to and in any moneys whatsoever payable to the Assignor under any bareboat or time charter, drilling contract, or other contract for the use or employment of the Rigs, and all other rights and benefits whatsoever accruing to the Assignor thereunder, including (but without prejudice to the generality of the foregoing) all claims for damages for any breach by any charterer or other party thereto of any such bareboat or time charter, drilling contract, or other contract for the use or employment of the Rigs; and

                  (c) all freights (if any), passage moneys (if any), hire moneys (if any), compensation (if any) payable to the Assignor in the event of the requisition of the Rigs for hire, remuneration for salvage and towage services (if any), demurrage and detention moneys (if any), and any other earnings whatsoever due or to become due to the Assignor.

            2.02 Subject to the provisions of Section 2.03 of this Agreement, the Collateral Agent's security interest in all accounts receivable included in, or representing proceeds of, the Earnings Collateral shall automatically be and be deemed released, without the need for any action on the part of the Collateral Agent, from time to time as such accounts receivable arise or are created, or as funds representing payments of such Collateral (or part thereof) are collected by the applicable Assignor.

            2.03  Upon the  occurrence  of an  Event  of Default  pursuant  to
Section 9.05 of the Credit Agreement (a "Bankruptcy Default") and without any further act or notice, or upon the giving by the Collateral Agent of a written notice (a "Release Termination Notice") to any Assignor after the occurrence and during the continuance of an Event of Default, the automatic release set forth in Section 2.02 of this Agreement shall terminate.

            2.04 Upon the occurrence of an Event of Default, the Assignors hereby represent, warrant and undertake that:

                  (a) notice of this Agreement in the form attached hereto as Exhibit 1 will be promptly delivered to any charterers of the Rigs; and

                  (b) it will use its good faith efforts to cause any charterer to execute a Consent and Agreement to this Agreement in the form attached hereto as Exhibit 2 and deliver such Consent and Agreement to the Collateral Agent.

            2.05 Upon the occurrence of an Event of Default, the Collateral Agent shall be entitled to receive all payments of earnings of the Rigs payable to the Assignors and assigned hereby. Such payment shall be made to the account of the Collateral Agent, and the Assignors shall cause all sums so payable to the Assignors and assigned hereby to be paid directly into such account.

            2.06 It is hereby expressly agreed that, anything contained herein to the contrary notwithstanding, the Assignors shall remain liable under all charters and contracts pertaining to the Rigs to perform the obligations assumed by it thereunder, and the Collateral Agent shall have no obligation or liability of any nature whatsoever under any such charter or contract by reason of, or arising out of, this Agreement, nor shall the Collateral Agent be required to assume or be obligated in any manner to perform or fulfill any obligation of the Assignors under or pursuant to any such charter or contract or to make any payment or make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or, unless and until indemnified to its satisfaction, to present or file any claim or to take any other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled hereunder or pursuant hereto at any time or times.

            2.07 The respective Assignor shall promptly notify the Collateral Agent in writing of the commencement and termination of any period during which any of the Rigs owned by it is requisitioned.

            2.08 Upon the occurrence of an Event of Default, the Collateral Agent has the right to give notice of this Agreement to all account debtors.

            2.09  The  Collateral Agent  shall  not be  required  to make  any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or, unless and until indemnified to its satisfaction, to present or file any claim, or to take any other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled hereunder or pursuant hereto at any time or times.

            SECTION 3.  COLLATERAL ASSIGNMENT OF INSURANCE

            3.01 The Assignors hereby sell, assign, transfer, set over and grant a security interest unto the Collateral Agent as collateral security for the Obligations, in and to the following (all of the following, collectively, the "Insurance Collateral" and, together with the Earnings Collateral, the "Collateral"): (i) all insurances (including, without limitation, all certificates of entry in protection and indemnity and war risks associations or clubs) in respect of such Rigs, whether heretofore, now or hereafter effected, and all renewals of or replacements for the same, (ii) except as hereinafter provided, all claims, returns of premium and other moneys and claims for moneys due and to become due under or in respect of said insurances, (iii) all other rights of the Assignors under or in respect of said insurances and (iv) any proceeds of any of the foregoing.

            3.02 It is expressly agreed that anything herein contained to the contrary notwithstanding, the Assignors shall remain liable under said insurances to perform all of the obligations assumed by it thereunder and the Collateral Agent shall have no obligation or liability (including, without limitation, any obligation or liability with respect to the payment of premiums, calls or assessments) under said insurances by reason of or arising out of this instrument of assignment nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any obligations of the Assignors under or pursuant to said insurances or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim, or to take any other action to collect or enforce the payment of any amounts which or may have been assigned to it or to which it may be entitled hereunder at any time or times.

            3.03 The Assignors hereby covenant and agree to deliver notice of this Assignment, in the form of Annex I hereto, to all underwriters and that where the consent of any underwriter is required pursuant to any of the insurances assigned hereby, the Assignor shall use its good faith efforts to obtain such consent in the form of Annex II hereto, and evidence thereof shall be given to the Collateral Agent, and there shall be duly endorsed upon all slips, cover notes, policies, certificates of entry or other instruments issued or to be issued in connection with the insurances assigned hereby such clauses as to additional named assured or loss payees as the Collateral Agent may reasonably request. In all cases, unless otherwise agreed in writing by the Collateral Agent, such slips, cover notes, notices, certificates of entry or other instruments shall show the Collateral Agent and the Banks as additional named assured and shall provide that there will be no recourse against the Collateral Agent for payment of premiums, calls or assessments.

            3.04 In the event that the Insurance Collateral or any portion thereof is sold in connection with a sale permitted by Section 8.02 of the Credit Agreement or is otherwise released at the direction of the Required Banks (or all the Banks, to the extent required by Section 12.12 of the Credit Agreement), the Collateral Agent, at the request and expense of the Assignors, will duly assign, transfer and deliver to the Assignors (without recourse and without any representation or warranty) such of the Insurance Collateral (and releases therefor) as is then being (or has been) so sold or released and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement. At any time the Assignors desire that the Insurance Collateral or a portion thereof be released as provided in this section, the Assignors shall deliver to the Collateral Agent a certificate signed by an Authorized Officer (as defined in the Credit Agreement) stating that the release of the Insurance Collateral or portion thereof is permitted pursuant to this section.

            3.05 The Assignors hereby authorize the Collateral Agent to execute and file Financing Statements (Form UCC-1) and amendments thereto as provided in Article 9 of the Uniform Commercial Code.


            SECTION 4.  FURTHER ASSURANCES.

            The Assignors will, at any time and from time to time, at their own expense, promptly execute and deliver all further agreements, instruments and other documents and take all further action that may be necessary or that the Collateral Agent may reasonably request in order to perfect and protect the security interest purported to be created hereby or otherwise to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder.

            SECTION 5.  TRANSFERS AND OTHER LIENS.

            The Assignors will not, without the written consent of the Collateral Agent, (i) sell, assign (by operation of law or otherwise) or otherwise dispose of any interest in the Collateral or (ii) create or suffer to exist any Lien, security interest or other charge or encumbrance upon or with respect to any Collateral except for the security interest purported to be created hereby.

            SECTION 6.  ATTORNEY-IN-FACT.

            The Assignors hereby appoint the Collateral Agent as the Assignors' attorney-in-fact, with full authority only after the occurrence of and during the continuance of an Event of Default, in the place and stead of the Assignors and in the name of the Assignors or otherwise, from time to time in the Collateral Agent's discretion to execute any instrument and to take any other action which the Collateral Agent may in good faith reasonably deem necessary or advisable to accomplish the purposes of this Agreement or to facilitate the assignment or other transfer by the Collateral Agent of any or all of its rights hereunder, including, without limitation, (i) to receive, endorse and collect all instruments made payable to the Assignors and representing any interest payment or other distribution in respect of the Collateral and to give full discharge for the same and (ii) to execute and deliver any and all instruments and other documents that the Collateral Agent may request in connection with the exercise by the Collateral Agent of any or all of its rights hereunder. Such appointment of the Collateral Agent as attorney-in-fact is irrevocable and coupled with an interest.

            SECTION 7.  PERFORMANCE BY THE COLLATERAL AGENT.

            If the Assignors fail to perform any agreement or obligation contained herein, the Collateral Agent itself may perform or cause performance of such agreement or obligation, and the reasonable expenses of the Collateral Agent (or Collateral Trustee, as the case may be) incurred in connection therewith shall be payable to the Collateral Agent (or Collateral Trustee, as the case may be) by the Assignors.

            SECTION 8.    RESPONSIBILITY OF THE COLLATERAL AGENT.

            Other than the exercise of reasonable care to assure the safe custody of the Collateral while held hereunder, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Collateral upon surrendering it or tendering surrender of it to the Assignors. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Without limiting the generality of the foregoing, neither the Collateral Agent nor any of its directors, officers, agents or employees shall be liable (i) for any failure to invest or reinvest any cash in accordance herewith in the absence of its or their own gross negligence or willful misconduct or for any losses incurred by reason of investments made by the Collateral Agent pursuant to Section 2.03 or (ii) for any action taken or omitted to be taken by the Collateral Agent (x) in good faith in accordance with the advice of counsel with respect to any question as to the construction of any provision hereof or any action to be taken by the Collateral Agent hereunder or (y) in accordance with any instructions or other notice which the Collateral Agent believes in good faith to be properly given by the Assignors hereunder. This Section 8 shall have no application to Christiania Bank og Kreditkasse except in its capacity as Collateral Agent.

                  SECTION 9.  APPLICATION OF PROCEEDS.

            (a) Subject to the applicability of Section 6.01(b) of the US Mortgages and Panamanian Mortgages, or Section 5(A)(ii) of the Australian Mortgage, all moneys collected by the Collateral Agent upon any sale or other disposition of any Collateral, together with all other moneys received by the Collateral Agent hereunder or under any of the other Security Documents, shall be applied as follows:

        (i) first, to the payment of all amounts owing the Collateral Agent of the type described in clauses (ii) and (iii) of Section 1.01;

       (ii) second, to the extent moneys remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Obligations shall be paid to the Secured Creditors as provided in
      Section 9(c), with each Secured Creditor receiving an amount equal to such Obligations held by it or, if the proceeds are insufficient to pay in full all such Obligations, its Pro Rata Share (as defined below) of the amount remaining to be distributed; and

      (iii) third, to the extent moneys remain after the application pursuant to the preceding clauses (i) and (ii), and following the termination of this Agreement pursuant to Section 12, any surplus then remaining shall be paid to the Assignors, subject, however, to the rights of the holder of any then existing Lien of which the Collateral Agent has actual notice (without investigation).

            (b) For purposes of this Agreement "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount in respect of any Obligations, the amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Obligations owing to or held by such Secured Creditor and the denominator of which is the then outstanding amount of all such Obligations. For purposes of determining the amount payable to each Secured Creditor, the Collateral Agent shall be entitled to request each Secured Creditor to furnish it with written notice of the amount of Obligations then owed to it and shall be entitled to rely upon the amounts stated therein in making such distributions.

            (c) All payments required to be made to Secured Creditors hereunder shall be made to the Collateral Agent for the account of the Secured Creditors.

            (d) For purposes of applying payments received in accordance with this Section 9, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent under the Credit Agreement and (ii) the Secured Creditors for a determination (which the Administrative Agent and each Secured Creditor, by their acceptance of the benefits of this Agreement shall be obligated to provide upon request of the Collateral Agent) of the outstanding Obligations owed to the Secured Creditors. Unless it has actual knowledge (including by way of written notice from a Secured Creditor) to the contrary, the Administrative Agent under the Credit Agreement, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that (x) no obligations other than principal, interest and regularly accruing fees are owing to any Secured Creditor.

            SECTION 10. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ASSIGNORS.

            The Assignors hereby warrant and represent that they have not assigned or pledged, and hereby covenant that, without the prior written consent thereof of the Collateral Agent, so long as this Agreement shall remain in effect, it will not assign or pledge the whole or any part of the right, title and interest hereby assigned to anyone other than the Collateral Agent, its successors or assigns, and that they will not take or omit to take any action, the taking or omission of which might result in an alteration or impairment of the Collateral or this Agreement, or of any of the rights created in the Collateral by this Agreement.

            SECTION 11.  INDEMNITY.

            11.01  Indemnity.    (a)     The  Assignors  agree  to  indemnify,
reimburse and hold the Collateral Agent, each Secured Creditor and their respective successors, assigns, employees, agents and servants (hereinafter in this Section 11.01 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs and expenses (including reasonable attorneys' fees and expenses) (for the purposes of this Section 11.01 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, the Credit Agreement, any other Credit Document or the documents executed in connection herewith and therewith or in any other way connected with the administration of the transactions contemplated hereby and thereby or the enforcement of any of the terms of, or the preservation of any rights under any such Credit Document or other document, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 11.01(a) for losses, damages or liabilities to the extent caused by the gross negligence or wilful misconduct of such Indemnitee. The Assignors agree that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, judgment or suit, the Assignors shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the Assignors of any such assertion of which such Indemnitee has knowledge.

            (b) Without limiting the application of Section 11.01(a), the Assignors agree to pay, or reimburse the Collateral Agent for any and all fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

            (c) Without limiting the application of Section 11.01(a) or (b), the Assignors agree to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by the Assignors in this Agreement, the Credit Agreement or any other Credit Document or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Agreement, the Credit Agreement or any other Credit Document.

            (d) If and to the extent that the obligations of the Assignors under this Section 11.01 are unenforceable for any reason, the Assignors hereby agree to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

            11.02 Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of the Assignors contained in this Section 11 shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement and all of the other Obligations and notwithstanding the discharge thereof.

            SECTION 12.  TERMINATION; RELEASE; PARTIAL RELEASE.

            (a) On the date on which the Credit Agreement and all Letters of Credit shall have been terminated, when no Note remains outstanding and all Obligations shall have been irrevocably paid in full, this Agreement shall terminate, and the Collateral Agent, at the request and expense of the Assignors, will execute and deliver to the Assignors a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Assignors (without recourse and without any representation or warranty) such of the Collateral as may remain in the possession of the Collateral Agent together with any moneys at the time held by the Collateral Agent hereunder.

            SECTION 13.  NOTICES, ETC.

            Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be delivered and become effective in accordance with Section 12.03 of the Credit Agreement.

            SECTION 14.  MISCELLANEOUS.

            14.01   This  Agreement shall  be binding  upon the  Assignors and their successors and assigns (although the Assignors may not assign their rights or obligations under this Agreement) and shall inure to the benefit of and be enforceable by the Collateral Agent and its successors and assigns. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. This Agreement shall become effective on the date on which each of the parties shall have executed and delivered a copy hereof. In the event that any provision of this Agreement shall at any time for any reason be declared or decided to be invalid, void or otherwise inoperative by a court of competent jurisdiction, such declaration or decision shall not affect the validity of any other provision or provisions of this Agreement, or the validity of this Agreement as a whole. In the event that by reason of any law or regulation in force or to become in force, or by reason of a ruling of any court of competent jurisdiction, or by any other reason whatsoever, this Agreement is rendered either wholly or partly defective, the Assignors shall furnish the Collateral Agent with an alternative assignment or security and do all such other acts as are reasonably required in order to ensure and give effect to the full intent of this Agreement.

            14.02 It is declared and agreed that the security created by this Agreement shall be held by the Collateral Agent as a continuing security for the payment of all moneys which may at any time and from time to time be or become payable by the Assignors under the Credit Agreement and the other Credit Documents and that the security so created shall not be satisfied by all intermediate payment or satisfaction of any part of the amount hereby secured and that the security so created shall be in addition to and shall not in any way be prejudiced or affected by any collateral or other security now or hereafter held by the Collateral Agent for all or any part of the moneys hereby secured.

            14.03 Each and every right, power and remedy given herein or in the Credit Agreement or in the other Credit Documents to the Collateral Agent shall be cumulative and shall be in addition to every other right, power and remedy of the Collateral Agent now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy, whether herein given or otherwise existing, may be exercised from time to time, in whole or in part, and as often and in such order as may be deemed expedient by the Collateral Agent, and the exercise or the commencement of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Collateral Agent in the exercise of any right or power in the pursuance of any remedy accruing upon any breach or default by the Assignors shall impair any such right, power or remedy or be construed to be a waiver of any such right, power or remedy or to be an acquiescence therein; nor shall the acceptance by the Collateral Agent of any security or of any payment of or on account of any of the amounts due from the Assignors to the Collateral Agent and maturing after any breach or default or of any payment on account of any past breach or default be construed to be a waiver of any right to take advantage of any future breach or default or of any past breach or default not completely cured thereby.

            SECTION 15.  WAIVER; AMENDMENT.

            None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Assignors and the Collateral Agent (with the consent of either the Required Banks (as defined in the Credit Agreement) or, to the extent required by Section 12.12 of the Credit Agreement, all of the Banks).

            SECTION 16.  SECURED CREDITOR ACKNOWLEDGMENT.

            By accepting the benefits of this Agreement, each Secured Creditor acknowledges and agrees that the rights and obligations of the Collateral Agent shall be as set forth in Section 12 of the Credit Agreement.


            IN WITNESS WHEREOF, the Assignors and the Collateral Agent have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.


ADDRESS:                      READING & BATES DRILLING CO.

901 Threadneedle
Suite 200
Houston, Texas  77079         By________________________________
Attention:  General Counsel                     Title:
Tel: (713) 496-5000
Fax: (713) 496-0285
                              READING & BATES EXPLORATION CO.


                              By_______________________________
                                Title:


                              READING & BATES (A) PTY. LTD.


                              By_______________________________
                                Title:


                              READING AND BATES BORNEO DRILLING
                                CO., LTD.


                              By_______________________________
                                Title:


                              READING & BATES OFFSHORE LIMITED


                              By_______________________________
                                Title:



                              HRB RIG CORPORATION


                              By_______________________________
                                Title:



11 West 42nd Street            CHRISTIANIA BANK og KREDITKASSE,
New York, New York  10036       NEW YORK BRANCH, as Collateral Agent
Attention: Hans Chr. Kjelsrud
Tel: (212) 827-4814
Fax: (212) 827-4888
                              By________________________________
                                                Title:


                              By________________________________
                                                Title:



                                                                EXHIBIT 1
                                                                to
                                                            Security Agreement


                             NOTICE OF ASSIGNMENT

TO:

TAKE NOTICE THAT:

      By a Security Agreement, dated the __ day of November, 1996 made by us to Christiania Bank og Kreditkasse, as agent (the "Assignee"), and relating to the [United States] [Panamanian] [Australian] flag vessel ________ (the "Rig"), we have assigned to the Assignee as from the date hereof all our right, title and interest in and to any moneys whatsoever payable to us under that certain [Charter Contract] dated as of
      ________, ____ as at any time amended (the "Contract") between yourselves and the undersigned concerning the Rig, as the Contract may at any time be amended or supplemented, and all other rights and benefits whatsoever accruing to us which arise or may arise from the operation of the Rig under the Contract including (but without prejudice to the generality of the foregoing) all claims for damages for any breach of the Contract by you.

DATED THIS    day of        , ____.

                                    [                   ]


                                    By ___________________
                                        Its:



                                                                EXHIBIT 2
                                                                   to
                                                            Security Agreement


                             CONSENT AND AGREEMENT


The  undersigned, [                  ],  a party to the  Contract to which the
Notice of Assignment delivered pursuant to the foregoing Security Agreement refers (terms defined in the Security Agreement are used herein with the same meaning), in consideration of the sum of one dollar ($1.00) lawful money of the United States of America and other good and valuable consideration, paid by Christiania Bank og Kreditkasse, as agent (the "Assignee"), the receipt of which is hereby acknowledged, hereby acknowledges notice of and consents and agrees to the foregoing collateral assignment of earnings and to all of the terms thereof and agrees that: (1) it will make payment directly to the account advised by the Assignee, of all moneys due and to become due from it under the Contract until receipt of written notice from the Assignee that all obligations to the Banks secured by said Security Agreement have been paid in full; and (2) any such payment shall be final and the undersigned will not seek to recover from the Assignee for any reason whatsoever any moneys paid by the undersigned to the Assignee by virtue of the foregoing Security Agreement and this Consent and Agreement but this shall not prevent the set off or credit against or deduction from any moneys payable to the Assignee by virtue of said Security Agreement of amounts owing to the undersigned by the Assignor under the Contract.

[           ], as charterer, confirms and agrees  that the Contract is in full force and effect and is enforceable in accordance with its terms and the Assignor is not in default thereunder.

This Consent and Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without reference to principles of conflicts of law.

Dated: ___________, ____


                                    [                ]


                                    By _________________



                                                                  ANNEX I
                                                                    to
                                                            Security Agreement



                            NOTICE OF ASSIGNMENT


                                    (the   "Owner"),   the
    owner  of the [United  States] [Panamanian]  [Australian] flag offshore
    drilling rig                (the "Rig"), HEREBY GIVES NOTICE that by  a
    Security Agreement dated November __, 1996 and made between the Owner and Christiania Bank og Kreditkasse, New York Branch, as Collateral Agent (the "Assignee") for itself and certain other Banks, the Owner assigned to the Assignee all of the Owner's right, title and interest in and to all insurances and the benefit of all insurances now or hereafter taken out in respect of the Rig. This Notice of Assignment and loss payable clauses acceptable to the Assignee are to be indorsed on all policies and certificates of entry evidencing such insurance.


                                              [OWNER]

                                              By
                                                 Its:





                                                                ANNEX II
                                                                  to
                                                           Security Agreement



                               CONSENT AND AGREEMENT


    The  undersigned, [                 ], a party to the Contract to which
    the Notice of Assignment delivered pursuant to the foregoing Security Agreement refers (terms defined in the Security Agreement are used herein with the same meaning), hereby acknowledges notice of and consents and agrees to the foregoing collateral assignment of insurance and to all of the terms thereof and agrees that it will make payment directly to the account advised by the Christiania Bank og Kreditkasse, New York Branch (the "Assignee"), of all moneys due and to become due from it under the Contract until receipt of written notice from the Assignee that all obligations to the Banks secured by said Security Agreement have been paid in full.

    This Consent and Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without reference to principles of conflicts of law.

    Dated: ___________, ____

                                                    [                ]


                                                    By _________________